UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 22, 2007


                            WHOLE FOODS MARKET, INC.
             (Exact name of registrant as specified in its charter)


     Texas                          0-19797                      74-1989366
  (State of                       (Commission                 (IRS employment
incorporation)                    File Number)               identification no.)


                                550 Bowie Street
                               Austin, Texas 78703
                    (Address of principal executive offices)


               Registrant's telephone number, including area code
                                  512-477-4455

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Whole Foods Market issued a press release on May 22, 2007 stating that it has extended the expiration date for its tender offer to purchase outstanding common stock of Wild Oats Markets, Inc. The new expiration time is 5:00 p.m., New York City time, on Wednesday, June 20, 2007. A copy of the press release is set forth as Exhibit 99.1 to this report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

        Exhibit 99.1  Press Release dated May 22, 2007

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               WHOLE FOODS MARKET, INC.



Date: May 22, 2007                             By: /s/ Glenda Chamberlain
      ------------                                ------------------------------
                                                     Glenda Chamberlain,
                                                     Executive Vice President
                                                     and Chief Financial Officer